UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 23, 2023

(Date of earliest event reported)

RELIABILITY INCORPORATED

(Exact name of registrant as specified in its charter)

Texas	000-07092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Gateway Center Drive

P.O. Box 71

Clarksburg, MD 20871

(Address of principal executive offices, including zip code)

(202) 965-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RLBY	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 31, 2022, the arbitrator presiding over the Reliability Incorporated (the “Company”) and Maslow Media Group, Inc. (“MMG”) arbitration case versus Vivos Holdings, LLC (“Vivos”), Vivos Real Estate Holdings, LLC (“VREH”), Naveen Doki (“Naveen”) Silvija Valleru (“Valleru”), Suresh Doki (“Suresh”), Shirisha Janumpally (“Janumpally”), individually and as Trustee of Judos Trust, Kalyan Pathuri (“Pathuri”), individually and as Trustee of Igly Trust, and Federal Systems, LLC (“Federal Systems” and, together with Vivos, VREH, Naveen, Valleru, Suresh, Janumpally and Pathuri, collectively the “Vivos Group”) issued an Arbitration Award with the Company and MMG prevailing on their claims.

On May 17, 2023, the Arbitrator issued an Amended and Supplemental Arbitration Award (the “Amended Award”) in which included the following:

●	the arbitrator will appoint a rehabilitative receiver under Maryland law in a Supplemental Award Appointing Rehabilitative Receiver.
●	an award in favor of MMG and against VREH under Note II in the amount of $835,156 as of June 30, 2022, with interest thereafter at the rate of 5.5% per year.
●	Because the loss sustained by Reliability, Inc. in fraud damages (Award 6) is the same as the loss sustained by Reliability, Inc.’s wholly owned subsidiary, Maslow Media Group, Inc., in the nonpayment of Notes I, II, and the Personal Guaranty (Awards 1, 2, and 4), there can be only one recovery.

The foregoing summary of the Amended Award is qualified in its entirety by reference to the full text of the Amended Award, which is filed as Exhibit 102.1 and 102.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Supplemental Arbitration Award, dated May 17, 2022.

10.2	Amended and Supplemental Arbitration Award, REDLINE, dated May 17, 2022.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIABILITY INCORPORATED

By:	/s/ Nick Tsahalis
Nick Tsahalis President and Chief Executive Officer

Date: May 23, 2023